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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

Suiza Foods Corporation:

We consent to the incorporation by reference in Registration Statement No. 333-11185, on Form S-8 of our report dated February 18, 1997, appearing in this Annual Report on Form 10-K of Suiza Foods Corporation for the year ended December 31, 1996.

DELOITTE & TOUCHE LLP
Dallas, Texas
March 28, 1997